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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): January 14, 2002
                                                  (January 14, 2002)


                              SAMSONITE CORPORATION
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             (Exact name of registrant as specified in its charter)

           DELAWARE                      0-23214                 36-3511556
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(State or other jurisdiction      (Commission file number)   (I.R.S. Employer
of incorporation or organization)                         Identification Number)


11200 East 45th Avenue
Denver, Colorado                                          80239-3018
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(Address of principal executive offices)                  (Zip Code)


                                 (303) 373-2000
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              Registrant's telephone number, including area code:

                                      N/A
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         On January 14, 2002, the Registrant issued press release filed herewith as Exhibit 99.1, which is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Not applicable

(b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable

(c)      EXHIBITS.

EXHIBIT NUMBER    DESCRIPTION
99.1              Press Release issued by Samsonite Corporation on January 14, 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SAMSONITE CORPORATION



                                           by:    /s/ Richard H. Wiley
                                           -----------------------------------

                                           Name:    Richard H. Wiley
                                           Title:   Chief Financial Officer,
                                                    Treasurer and Secretary


Date:  January 16, 2002


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                                INDEX TO EXHIBITS

EXHIBIT NUMBER    DESCRIPTION
99.1              Press Release issued by Samsonite Corporation on January 14, 2002.